UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 3, 2026

Date of Report (Date of earliest event reported)

STARRY SEA ACQUISITION CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42768	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway #7531 Albany, NY	12207
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 750-8895

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, and one Right to acquire one-sixth of one Ordinary Share	SSEAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	SSEA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-sixth of one Ordinary Share	SSEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on August 22, 2026, STARRY SEA ACQUISITION CORP (the “Company” or “SSEA”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SuperiorMed Healthcare Group, a Cayman Islands exempted company and a wholly-owned subsidiary of SSEA (“Purchaser”), SuperiorMed Healthcare MergerCo, a Cayman Islands exempted company and a wholly-owned subsidiary of Purchaser (“Merger Sub”), SuperiorMed Holdings Limited, a Cayman Islands exempted company (“SuperiorMed”), certain shareholders of SuperiorMed, SuperiorMed Healthcare Management FZ-LLC, a Dubai free zone limited liability company (“SuperiorMed Healthcare”), and the representative of the principal shareholders of SuperiorMed, for a business combination. The Merger Agreement contemplated that (i) SSEA would merge with and into Purchaser, with Purchaser surviving as the publicly traded entity, and (ii) Merger Sub would merge with and into SuperiorMed, with SuperiorMed surviving the merger and becoming a wholly-owned subsidiary of Purchaser.

On November 3, 2026, the Company caused an aggregate of $60,000 to be deposited into the trust account (the “Trust Account”) established in connection with the Company’s initial public offering in order to extend the period of time it has to consummate its initial business combination by one month from November 7, 2026 to December 7, 2026. Such deposit was made pursuant to the Company’s Third Amended and Restated Memorandum and Articles of Association, as amended, and the Investment Management Trust Agreement, as amended, governing the Trust Account. The $60,000 extension payment was loaned to the Company by SuperiorMed Healthcare, an affiliate of SuperiorMed. The Company expects to issue a promissory note to the lender with respect to such loan, and will file a copy of the note as an exhibit to a Current Report on Form 8-K.

Item 8.01 Other Events.

As a result of the deposit of $60,000 to the Trust Account as described in Item 2.03 of this Current Report on Form 8-K, the Company extended the deadline by which it must consummate its initial business combination for the first one-month extension period, from November 7, 2026, to December 7, 2026.

IMPORTANT NOTICES

Additional Information and Where to Find It

In connection with the transaction described herein, Purchaser and SuperiorMed will file relevant materials with the SEC, including a registration statement on Form F-4 or Form S-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus (the “Registration Statement”) pertaining to such transaction. Promptly after the Registration Statement is declared effective, the proxy statement/prospectus will be sent to all shareholders of SSEA that are entitled to vote at the special meeting relating to the transaction as of a record date to be established for voting at the special meeting. Before making any voting decision, the shareholders of SSEA are urged to read the proxy statement/prospectus and all other relevant documents filed, or that will be filed with the SEC in connection with the transaction as they become available because they will contain important information about the transaction and the parties to the transaction. Shareholders will also be able to obtain a copy of the Registration Statement and proxy statement/prospectus without charge from SSEA. The Registration Statement and proxy statement/prospectus, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to SSEA at 418 Broadway #7531 Albany, New York, 12207.

INVESTORS AND SECURITY HOLDERS OF SSEA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT SSEA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SSEA, SUPERIORMED, AND THE TRANSACTION.

Participants in Solicitation

Purchaser, SuperiorMed, SSEA, Merger Sub, and their respective directors, executive officers, and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of SSEA’s ordinary shares in respect of the proposed transaction. Information about SSEA’s directors and executive officers and their ownership of SSEA’s ordinary shares is currently set forth in SSEA’s prospectus related to its initial public offering dated August 7, 2025, as modified or supplemented by its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in a registration statement on Form F-4 or S-4 (as may be amended from time to time) that will include a proxy statement and a registration statement/preliminary prospectus pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell, subscribe for, or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among SSEA, Purchaser, SuperiorMed, and Merger Sub, and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including SSEA’s and SuperiorMed’s expectations with respect to future performance and anticipated financial impacts of the business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. The words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated. Most of these factors are outside the control of SSEA or SuperiorMed and are difficult to predict.

Such risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against SSEA or SuperiorMed following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the business combination, including due to failure to obtain approval of the shareholders of SSEA or other conditions to closing in the Merger Agreement; (4) delays in obtaining or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Merger Agreement; (5) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (6) the inability to obtain or maintain the listing of the post-acquisition company’s ordinary shares on Nasdaq following the business combination; (7) the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; (8) the ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that SuperiorMed or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties to be identified in the Registration Statement filed by Purchaser and SuperiorMed (when available) relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by SSEA and SuperiorMed. SSEA and SuperiorMed caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, SSEA and SuperiorMed caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither SSEA nor SuperiorMed undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STARRY SEA ACQUISITION CORP

Dated: November 6, 2026	By:	/s/ Yan Liang
	Name:	Yan Liang
	Title:	Chief Executive Officer

4